Supplement, dated February 28, 2008,
                      to the Prospectus, dated May 1, 2007,
                                       for
                 Tri-Continental Corporation (the "Corporation")


Capitalized terms without definitions have the same meaning as in the Corporation's Prospectus. These changes are effective March 3, 2008.

The following hereby supersedes and replaces sixth and seventh paragraphs under the section entitled "MANAGEMENT OF THE CORPORATION -- The Manager":

The Corporation's portfolio is managed by the Manager's Core/Growth Investment Team, of which John B. Cunningham is co-head. Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Corporation. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc., and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of its Seligman Common Stock Portfolio. Prior to joining the Manager in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team.

Erik J. Voss, a Managing Director of the Manager and co-head of Seligman's Core/Growth Team, is Co-Portfolio Manager of the Corporation. In addition to his responsibilities in respect of the Corporation, Mr. Voss is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Vice President of SPI and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of Seligman Common Stock Portfolio, Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income and Growth Fund, Inc., and portfolio manager of one other registered investment company. Prior to joining the Manager in 2006, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

Mr. Cunningham is the lead Portfolio Manager of the Corporation and primarily responsible for the composition of the Corporation's portfolio. Mr. Voss provides advice, analysis and recommendations to Mr. Cunningham and may also make investment decisions for the Corporation.

The Corporation's SAI provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Corporation.

                      Supplement, dated February 28, 2008,
         to the Statement of Additional Information, dated May 1, 2007, for
                 Tri-Continental Corporation (the "Corporation")


Capitalized terms without definitions have the same meaning as in the Corporation's Statement of Additional Information. These changes are effective March 3, 2008.

The following is hereby added to the table under the section entitled "Portfolio Manager -- Other Accounts Managed by Portfolio Managers" (table headings have been restated for your convenience):

-----------------------------------------------------------------------------------------------------------
                               Other Registered             Other Pooled
  Portfolio Manager          Investment Companies        Investment Vehicles          Other Accounts
-----------------------------------------------------------------------------------------------------------
 Erik J. Voss                7 Other Registered        0 Other Pooled             20 Other Accounts with
                             Investment Companies      Investment Vehicles as     approximately $245.8
                             with approximately $1.3   of December 31, 2007.      million in total assets
                             billion in net assets                                under management as of
                             under management as of                               December 31, 2007.
                             December 31, 2007.
-----------------------------------------------------------------------------------------------------------

The following is hereby added to the section entitled "Portfolio Manager -- Compensation":

For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies for which Mr. Voss serves as Portfolio Manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

The following is hereby added to the section entitled "Portfolio Manager -- Securities Ownership":

As of December 31, 2007, Mr. Voss did not own any shares of the Corporation.